As filed with the Securities and Exchange Commission on April 5, 2001

                                                              File Nos. 33-5819
                                                                       811-5034
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                   FORM N-1A

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 30

                                      AND

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940
                               AMENDMENT NO. 31

                       CITIFUNDS TAX FREE INCOME TRUST*
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                388 GREENWICH STREET, NEW YORK, NEW YORK 10013
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 451-2010

                               ROBERT I. FRENKEL
                           SEVEN WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:
                                ROGER P. JOSEPH
                     BINGHAM DANA LLP, 150 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110

It is proposed that this filing will become effective 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

---------------------------------
* This filing relates only to the series of the Trust designated as Salomon Brothers Mid Cap Fund.

                               EXPLANATORY NOTE


     Prior to the effective date of this Registration Statement, CitiFunds Tax Free Income Trust intends to change its name to "Salomon Funds Trust." That change of name is contemplated by the attached Statement of Additional Information and exhibits.

PROSPECTUS
AND
APPLICATION
________ __, 2001








SALOMON BROTHERS    MID CAP FUND








The Securities and Exchange
Commission has not approved the fund's
shares as an investment or determined
whether this prospectus is accurate or
complete. Any statement to the contrary
is a crime.

--------------------------------------------------------------------------------

CONTENTS

    Fund goals, strategies and risks:

           Mid Cap Fund......................................................__

    More on the fund's investments...........................................__

    Management...............................................................__

    Choosing a share class to buy............................................__

    Buying shares and exchanging shares......................................__

    Redeeming shares.........................................................__

    Other things to know about share transactions............................__

    Dividends, distributions and taxes.......................................__

    Financial highlights.....................................................__


An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

FUND GOALS, STRATEGIES AND RISKS

MID CAP FUND

INVESTMENT OBJECTIVE
The fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY
The fund normally invests at least 65% of its assets in equity securities of medium sized companies. A company is considered medium sized if its market capitalization is within the range of the market capitalizations of companies in the Standard & Poor's MidCap 400 Index, an index of medium capitalization stocks. Companies whose capitalizations no longer meet this definition after investment are still considered to be medium sized for purposes of the 65% policy. As of December 31, 2000, the Standard & Poor's MidCap 400 Index included companies with market capitalizations between $__ billion and $__ billion. The size of companies in the Standard & Poor's MidCap 400 Index changes with market conditions and the composition of the Index. The fund's equity securities may include stocks listed in the Standard & Poor's MidCap 400 Index and also may include other common stocks, securities convertible into common stocks, preferred stocks and warrants.

HOW THE MANAGER SELECTS THE FUND'S INVESTMENTS
The manager emphasizes medium sized U.S. companies with good prospects for revenue and earnings growth that meet the manager's valuation criteria. In selecting investments, the manager looks for issuers that are among the leaders in their industries.

The manager generally uses a "bottom-up" approach when selecting securities for the fund. This means that the manager looks primarily at individual companies against the context of broader market forces.

PRINCIPAL RISKS OF InVESTING IN THE FUND
Equity securities may involve added risks. Investors can lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

o Medium capitalization stocks or growth stocks fall out of favor with investors.

o Recession or adverse economic trends adversely affect the earnings or financial condition of medium sized companies.

o The manager's judgment about the attractiveness, growth prospects or potential appreciation of the fund's investments proves to be incorrect.

o Greater volatility of share price because of the fund's focus on medium sized companies. Compared to large cap companies, medium sized companies and the market for their equity securities are more likely to:

     o Be more sensitive to changes in earnings results and investor expectations.
     o Have more limited product lines, capital resources and management depth.

     o   Experience sharper swings in market values.
     o Be harder to sell at the times and prices the manager believes appropriate.

The market prices of securities of companies that have good prospects for revenue and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.


PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the fund by showing changes in performance from year to year and by comparing annual total returns for the periods shown to that of the Standard & Poor's MidCap 400 Index, a broad-based unmanaged capitalization weighted index of medium capitalization stocks. The fund is newly organized in 2001, and both the bar chart and the table are based on the performance of the fund's predecessor, the Common Stock Fund, which will contribute all of its portfolio securities to the fund when the fund commences operations in exchange for Class A shares of the fund. The Common Stock Fund is a subtrust of The Collective Trust for Citibank's Business and Professional Retirement Plan, which is a collective trust that has been managed by Citibank, N.A. (an affiliate of the fund's investment manager) since the trust's inception. The fund is managed in a manner that is in all material respects equivalent to the management of the Common Stock Fund. The total returns in the bar chart have been adjusted to reflect the estimated total annual operating expenses of Class A shares of the fund, and the average annual total returns shown in the table have been adjusted to reflect the estimated total annual operating expenses of the applicable class. The returns in the table, but not the chart, have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A and Class 2 shares, and the maximum deferred sales charge currently applicable to Class B and Class 2 shares.

Past performance does not necessarily indicate how the fund will perform in the future.

                                 % Total Return

           39.60 5.34 11.94 -6.85 32.47 19.73 33.37 15.02 29.01 26.82

            91    92   93     94   95    96     97    98    99    00
                        Calendar years ended December 31

As of ________, 2001, the year-to-date return for the Common Stock Fund was _____%.

QUARTERLY RETURNS: Highest: 26.29% in 3rd quarter 1999;
Lowest: -17.90% in 2nd quarter 1998

PERFORMANCE TABLE
THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.


-------------------------------------------------------------------------------------------------------------------------------
                          Average annual total returns (calendar years ended December 31, 2000)
-------------------------------------------------------------------------------------------------------------------------------
      Class               Inception Date                1 Year                    5 Years                   10 Years
---------------------- ------------------------- -------------------------- ------------------------- -------------------------
        A                      N/A                      19.04%                     22.64%                    18.61%
---------------------- ------------------------- -------------------------- ------------------------- -------------------------
        B                      N/A                      ______%                   ______%                   ______%
---------------------- ------------------------- -------------------------- ------------------------- -------------------------
        2                      N/A                      ______%                    _____%                   ______%
---------------------- ------------------------- -------------------------- ------------------------- -------------------------
        O                      N/A                      ______%                    _____%                   ______%
---------------------- ------------------------- -------------------------- ------------------------- -------------------------
   Standard &
 Poor's MidCap
   400 Index                   N/A                      ______%                   ______%                   ______%
---------------------- ------------------------- -------------------------- ------------------------- -------------------------


-------------------------------------------------------------------------------------------------------------------------
FEE TABLE

----------------------------------------------------- --------------- -------------- --------------- ---------------
SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR             CLASS A         CLASS B        CLASS 2         CLASS O
INVESTMENT)
----------------------------------------------------- --------------- -------------- --------------- ---------------
     Maximum sales charge on purchases                5.75%*          None           1.00%           None
----------------------------------------------------- --------------- -------------- --------------- ---------------
     Maximum deferred sales charge on redemptions
                                                      None **         5.00%          1.00%           None
----------------------------------------------------- --------------- -------------- --------------- ---------------
ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
A % OF NET ASSETS)
----------------------------------------------------- --------------- -------------- --------------- ---------------
     Management fees                                  0.75%           0.75%          0.75%           0.75%
----------------------------------------------------- --------------- -------------- --------------- ---------------
     Distribution and service (12b-1) fee             0.25%           1.00%          1.00%           None
----------------------------------------------------- --------------- -------------- --------------- ---------------
     Other expenses***                                0.50%           0.50%          0.50%           0.33%
----------------------------------------------------- --------------- -------------- --------------- ---------------
     Total annual fund operating expenses***          1.50%           2.25%          2.25%           1.08%
----------------------------------------------------- --------------- -------------- --------------- ---------------

*If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower.
**You do not pay an initial sales charge when you buy $1 million or more of Class A shares, but if you redeem those shares within one year of purchase, you will pay a deferred sales charge of 1.00%.
***Other expenses and total annual fund operating expenses are based on estimated expenses for the fiscal year ending December 31, 2001. Even if actual expenses exceed these amounts management has agreed to cap the fund's total annual operating expenses at the amounts indicated. This cap is voluntary and may be modified or terminated at any time.


[in right-hand column]
FEES AND EXPENSES
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

--------------------------------------------------------------------------------
EXAMPLE


-------------------------- -------------------------- --------------------------
NUMBER OF YEARS YOU OWN              1 YEAR                     3 YEARS
YOUR SHARES
-------------------------- -------------------------- --------------------------
Your costs would be

-------------------------- -------------------------- --------------------------
Class A                     $719                       $1,022

-------------------------- -------------------------- --------------------------

Class B (redemption at
end of period)              $728                       $1,003

-------------------------- -------------------------- --------------------------
Class B (no redemption)     $228                       $703

-------------------------- -------------------------- --------------------------
Class 2 (redemption at
end of period)              $426                       $796

-------------------------- -------------------------- --------------------------
Class 2 (no redemption)     $326                       $796

-------------------------- -------------------------- --------------------------
Class O                     $110                       $343

-------------------------- -------------------------- --------------------------

The example assumes:
   o  You invest $10,000 for the period shown
   o  You reinvest all distributions and dividends without a sales charge
   o  The fund's operating expenses remain the same
   o  Your investment has a 5% return each year
   o Redemption of your shares at the end of the period (unless otherwise indicated)

[in right-hand column]
This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

MORE ON THE FUND'S INVESTMENTS

ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
[in left-hand column]
The fund's investment objective and its principal investment strategies and risks are described under "Fund Goals, Strategies and Risks."

This section provides additional information about the fund's investments and certain portfolio management techniques the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information (SAI). However, the fund may not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. The fund's goal may be changed without shareholder approval. Of course, there can be no assurance that the fund will achieve its goal.

Any policy or limitation for the fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.

GENERAL
The fund may invest up to 35% of its assets in equity securities of companies whose market capitalizations are higher or lower than the market capitalizations of companies included in the Standard & Poor's Midcap 400

Index. The fund may also invest up to 25% of its assets in investment grade non-convertible bonds, notes and debt securities (called "fixed income" investments) when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers.

EQUITY INVESTMENTS
The fund may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.

FIXED INCOME INVESTMENTS
The fund's fixed income investments may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

CREDIT QUALITY
If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to OTC derivatives contracts.

INVESTMENT GRADE SECURITIES Securities are investment grade if:
   o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
   o  They have received a comparable short-term or other rating.
   o They are unrated securities that the manager believes are of comparable quality to investment grade securities.

FOREIGN AND EMERGING
MARKET INVESTMENTS
Investing in foreign issuers may involve unique risks compared to investing in the securities of U.S. issuers. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

   o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

   o Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

   o The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

   o The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

   o Economic, political and social developments that adversely affect the securities markets.

   o Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

DERIVATIVES AND HEDGING TECHNIQUES
The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging.
However, the fund may use derivatives for any of the following purposes:

   o To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

   o  As a substitute for buying or selling securities

   o To enhance the fund's return as a non-hedging strategy that may be considered speculative

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

TEMPORARY DEFENSIVE INVESTING
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER
The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

INVESTMENT STRUCTURE
The fund has reserved the right to invest in securities through an underlying mutual fund having similar goals and strategies. Shareholders will be given at least 30 days prior written notice before any such change in investment structure is implemented.

MANAGEMENT

The fund's investment manager is Citi Fund Management Inc., 100 First Stamford Place, Stamford, Connecticut. The manager selects the fund's investments, provides administrative services to the fund and oversees its operations. The manager is an affiliate of Citigroup Inc. Citigroup businesses produce a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading
- and use diverse channels to make them available to consumer and corporate customers around the world. A team of individuals employed by the manager manages the day-to-day operations of the fund. The fund pays the manager a management fee at the annual rate of 0.75% of the fund's average daily net assets.

[in right-hand column]

Citi Fund Management Inc. was established in 2001 to take over the investment advisory operations of Citibank, N.A. and together with Citigroup affiliates in New York, London, Frankfurt, Tokyo and Hong Kong provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world.

DISTRIBUTOR
Salomon Smith Barney, Inc., a registered broker-dealer, serves as the fund's distributor.

CHOOSING A SHARE CLASS TO BUY

SHARE CLASSES
You can choose between three classes of shares: Class A, B or 2. If you already own Class O shares of a Salomon fund, you may also be eligible to purchase Class O shares of the fund. The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

   o  How much you plan to invest
   o  How long you expect to own the shares
   o  The expenses paid by each class
   o  Whether you qualify for any reduction or waiver of sales charges

INVESTMENT MINIMUMS
Minimum initial investment amounts vary depending on the nature of your investment account.


                                                         INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
                                                           CLASSES A, B,                 CLASSES A, B,
                                                               2, O                         2, O

General                                                        $250                         $50
Individual Retirement Accounts, Self Employed                   $50                         $50
Retirement Plans, Uniform Gift to Minor Accounts
Qualified Retirement Plans                                      $50                         $50
Monthly Systematic Investment Plans                             $25                         $25
Pre-authorized Check Plan                                       $25                         $25


Qualified Retirement Plans are qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

COMPARING CLASSES
Your Financial Consultant can help you decide which class meets your goals. Your Financial Consultant may receive different compensation depending upon which class you choose.

DISTRIBUTION PLANS
The fund has adopted Rule 12b-1 distribution plans for its Class A, B and 2 shares. Under each plan, the fund pays distribution and service fees. These fees are an ongoing expense and over time, may cost you more than other types of sales charges.

                             CLASS A             CLASS B               CLASS 2            CLASS O

KEY FEATURES                 Initial sales       No initial sales      Initial sales      Only available
                             charge              charge                charge is lower    to existing
                             You may qualify     Deferred sales        than Class A       Class O
                             for reduction       charge declines       Deferred sales     shareholders
                             or waiver of        over time             charge for only    No initial or
                             initial sales       Converts to           1 year             deferred sales
                             charge              Class A after 7       Higher annual      charge
                             Lower annual        years                 expenses than      Lower annual
                             expenses than       Higher annual         Class A            expenses than
                             Class B and         expenses than                            the other
                             Class 2             Class A                                  classes

INITIAL SALES                Up to               None                  1.00%              None
CHARGE                       5.75%,
                             reduced or
                             waived for large
                             purchases and
                             certain
                             investors. No
                             charge for
                             purchases of $1
                             million or more

DEFERRED SALES               1% on               Up to 5.00%           1% if you          None
CHARGE                       purchases of $1     charged when you      redeem within 1
                             million or more     redeem shares.        year of purchase
                             if you redeem       The charge is
                             within 1 year of    reduced over
                             purchase            time and there
                                                 is no deferred
                                                 sales charge
                                                 after 6 years

ANNUAL                       0.25% of            1.00% of              0.75%              None
DISTRIBUTION AND             average daily       average daily         of average daily
SERVICE FEES                 net assets          net assets            net assets

EXCHANGEABLE                 Class A shares      Class B shares        Class 2 shares     Class O shares
INTO                         of certain          of certain            of certain         of certain
                             other Salomon       other Salomon         other Salomon      other Salomon
                             funds               funds                 funds             funds

CLASS A SHARES

The table below indicates the sales charge on Class A shares of the fund.

                                               SALES CHARGE AS           SALES CHARGE AS
AMOUNT OF INVESTMENT                         % OF OFFERING PRICE         % OF NET AMOUNT
Less than $50,000                                   5.75%                     6.10%
$50,000 but less than $100,000                      4.50%                     4.71%
$100,000 but less than $250,000                     4.00%                     4.17%
$250,000 but less than $500,000                     2.75%                     2.83%
$500,000 but less than $1 million                   2.25%                     2.30%
$1 million or more*                                  -0-                       -0-

*You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

[in right-hand column]
CLASS A SALES CHARGE
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.

QUALIFYING FOR REDUCED CLASS A SALES CHARGES. There are several ways you can combine multiple purchases of Class A shares of the fund and certain other Salomon funds to take advantage of the breakpoints in the sales charge schedule.

   o Accumulation privilege -- lets you add the current value of Class A shares of the fund and certain other Salomon funds already owned by you or your spouse and your children under the age of 21 to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

   o Group purchase -- lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

   o Letter of intent -- lets you purchase Class A shares of the fund and certain other Salomon funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares previously purchased and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

WAIVERS FOR CERTAIN CLASS A INVESTORS. Class A initial sales charges are waived for certain types of investors, including:

   o directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).

   o employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ("Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

   o any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds' shares and their immediate families.

   o participants in certain "wrap-fee," or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

   o any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

   o separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

CLASS B SHARES

CLASS B DEFERRED SALES CHARGE

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge.

[in left-hand column]
The deferred sales charge decreases as the number of years since your purchase increases.

                               CLASS B CDSC TABLE

                                                 DEFERRED SALES CHARGE AS A
                                                    PERCENTAGE OF DOLLAR
YEAR(S) SINCE PURCHASE ORDER                      AMOUNT SUBJECT TO CHARGE
1st year                                                    5  %
1 year or more but less than 2 years                        4  %
2 years or more but less than 4 years                       3  %
4 years or more but less than 5 years                       2  %
5 years or more but less than 6 years                       1  %
6 or more years                                             0  %

CALCULATION OF DEFERRED SALES CHARGE. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge. All purchases during a month are deemed to have been made on the last day of that month for purposes of determining the contingent deferred sales charge.

[in left-hand column]
If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI.

Shares are redeemed in this order:
   o  Shares that represent appreciation
   o  Shares representing reinvested distributions and dividends
   o  Other shares that are not subject to the deferred sales charge
   o  Class B shares held longest
Deferred sales charges are not imposed at the time you exchange shares for shares of other qualifying Salomon funds.

DEFERRED SALES CHARGE WAIVERS. The deferred sales charge for each share class will generally be waived in connection with:
   o Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
   o Redemptions effected pursuant to the fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.
   o  A tax-free return of an excess contribution to any retirement plan.
   o  Exchanges.
   o Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of their initial account balances (see automatic withdrawal plan in the SAI).
   o Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs.
   o Redemption proceeds from certain other Salomon funds that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).
   o Certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans.
   o Redemption of shares by participants in certain "wrap-fee" or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

CLASS B CONVERSION. After seven years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


SHARES ISSUED AT INITIAL          SHARES ISSUED ON             SHARES ISSUED UPON
PURCHASE                          REINVESTMENT OF              EXCHANGE FROM ANOTHER
                                  DISTRIBUTIONS AND            FUND
                                  DIVIDENDS

Seven years after the             In same proportion that      On the date the shares
date of purchase                  the number of Class B        originally acquired
                                  shares converting is to      would have converted
                                  total Class B shares you     into Class A shares
                                  own

PURCHASES PRIOR TO SEPTEMBER 14, 1998. Shares of the fund acquired as a result of an exchange of shares of certain other Salomon funds purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased.

CLASS 2 SHARES

You buy Class 2 shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class 2 shares within one year of purchase, you will pay a deferred sales charge of 1%.

PURCHASES PRIOR TO SEPTEMBER 14, 1998. Shares of the fund acquired as a result of an exchange of shares of certain other Salomon funds purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

BUYING SHARES AND EXCHANGING SHARES

BUYING SHARES BY MAIL

You may make subsequent purchases by mail or, if you elect, by telephone
   o Shares of the fund may be initially purchased through Citi Fiduciary Trust Company (the "transfer agent") by completing a Purchase Application and forwarding it to the transfer agent. Shares may also be purchased from selected dealers in accordance with procedures established by the dealer.

   o Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your Statement of Account (or a letter providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. There is a ten day hold on all checks and no redemptions are allowed until the proceeds from the check clears.

   o  Write the transfer agent at the following address:
                             Salomon Brothers Mid Cap Fund
                             c/o Citi Fiduciary Trust Company
                             [address]

BUYING SHARES BY WIRE
Subsequent investments may also be made by wiring funds to the transfer agent. Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:
                             [Bank]
                             [Account]
                             Attn: [name of fund]
                             Name of Account:
                             Account # (as assigned):
To ensure prompt credit to their accounts, investors or their dealers should call (800) with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.


                                          PURCHASE IS EFFECTIVE

                             If order and federal funds or
Payment wired in federal     check is received by its agent
funds or check received      before 4:00 p.m. Eastern time:            On that day

                             If order and federal funds or check
                             is received by its agent after the        On the business day following
                             close of New York Stock Exchange:         receipt

SYSTEMATIC INVESTMENT PLAN
You may authorize the transfer agent to automatically transfer funds on a periodic basis (monthly, alternative months, quarterly) from a regular bank account or other financial institution to buy shares of the fund. On or about the 10th of the month, the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

   o  Amounts transferred should be at least $25 monthly.
   o If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

For more information, contact your Financial Consultant or consult the SAI.

EXCHANGE PRIVILEGE
You may exchange shares of the fund for shares of the same class of certain other Salomon funds.

   o The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
   o  Shares are eligible for exchange commencing 30 days after purchase.
   o Generally, your Class A shares will not be subject to an initial sales charge at the time of the exchange.
   o If you exchange Class B shares of the fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase.
   o Generally, if you exchange Class 2 shares of the fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase.
   o You may exchange shares by telephone if you elect telephone exchanges on your Purchase Application. Telephone exchanges are subject to the same limitations as telephone redemptions.

SYSTEMATIC EXCHANGE
You may request that shares of any class of the fund be exchanged monthly for shares of the same class of any other Salomon fund. A predetermined dollar amount of at least $50 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Purchase Application or in the Systematic Investing Application.

REDEEMING SHARES

You may redeem some or all of your shares by sending your redemption request in proper form to:

REDEMPTIONS BY MAIL

                     Citi Fiduciary Trust Company
                     [address]

The written request for redemption must be in good order. This means that you have provided the following information. Your request will not be processed without this information.

   o  Name of the fund
   o  Account number
   o  Dollar amount or number of shares to redeem
   o  Signature of each owner exactly as account is registered
   o  Other documentation required by the transfer agent

To be in good order, your request must include a signature guarantee if:

   o  The proceeds of the redemption exceed $50,000
   o  The proceeds are not paid to the record owner(s) at the record address
   o  The shareholder(s) has had an address change in the past 45 days
   o The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

[in right-hand column]
Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary.

REDEMPTIONS BY FAX
You may redeem shares by fax only if a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to the transfer agent at . If fax redemptions are not available for any reason, you may use the fund's redemption by mail procedure described above.

In all cases, your redemption price is the net asset value next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears which may take up to 15 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application.

[in right-hand column]
REDEMPTION PAYMENTS

Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include signature guarantees


REDEMPTIONS THROUGH SELECTED DEALERS

You may transmit your redemption request to selected dealers with which the distributor has entered into sales agreements for the purchase of shares of the fund. Redemption orders received by these dealers before the New York Stock Exchange closes and which are transmitted to the transfer agent prior to the close of its business day are effective that day. It is the responsibility of the dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your order.

REDEMPTIONS BY WIRE

You may redeem shares by wire in amounts of $500 or more if redemption by wire has been elected on your Purchase Application. A signature guarantee is not required on this type of redemption request. To elect this service after opening your account, call the transfer agent at for more information. To redeem by wire, you may either:

   o  Telephone the redemption request to the transfer agent at
   o  Mail the request to the transfer agent at the address listed above

Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated on your Purchase Application or by letter which has been properly guaranteed. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.

REDEMPTIONS BY TELEPHONE

You may redeem shares by telephone if you elect the telephone redemption option on your Purchase Application, and the proceeds must be mailed to your address of record. In addition, you must be able to provide proper identification information. You may not redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate form. Telephone redemption requests may be made by calling the transfer agent at between 9:00 a.m. and 4:00 p.m. eastern time on any day the New York Stock Exchange is open. If telephone redemptions are not available for any reason, you may use the fund's regular redemption procedure described above.

AUTOMATIC CASH WITHDRAWAL PLAN

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify, you must own shares of the fund with a value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals and each automatic redemption must be at least $250 if made monthly.

OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

Small account balances
If your account falls below $500 ($250 in the case of an IRA or self-employed retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500 after 30 days, the fund may close your account and send you the redemption proceeds.

Share price
You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The fund calculates its net asset value when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes, which is normally 12 noon eastern time. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. When the fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with the transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Members of the fund's selling group must transmit all orders to buy, exchange or redeem shares to the fund's transfer agent before the agent's close of business.

The fund has the right to:
   o  Suspend the offering of shares.
   o  Waive or change minimum and additional investment amounts.
   o  Reject any purchase or exchange order.
   o  Change, revoke or suspend the exchange privilege.
   o  Suspend telephone transactions.
   o Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission.

Redemptions in kind
The fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The fund normally pays dividends and distributes capital gains, if any, as follows:

           DIVIDENDS        INCOME DIVIDEND      CAPITAL GAIN     DISTRIBUTIONS
           DECLARED         DISTRIBUTIONS        DISTRIBUTIONS    MOSTLY FROM

           annually         annually             annually         gain

The fund may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Capital gains distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends.

Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

[in right-hand column]
DIVIDENDS AND DISTRIBUTIONS

Annual distributions of income and capital gains normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

[in right-hand column]
TAXES

In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

TRANSACTION                             FEDERAL TAX STATUS
Redemption or exchange of shares        Usually capital gain or loss; long-term
                                        only if shares owned more than one year

Long-term capital gain distributions    Long-term capital gain

Short-term capital gain distributions   Ordinary income

Dividends                               Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Reports

Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal period. Since the fund is new, as of the date of this prospectus it has not yet issued any shareholder reports.

Statement of Additional Information

The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus. The fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at ___________, writing the fund at Seven World Trade Center, New York, NY 10048 or calling your Financial Consultant.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained at 1-800-SEC-0330. You can also obtain the same reports and information free from the Commission's web site at http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-5034)





Seven World Trade Center
New York, New York 10048

1-800-SALOMON
WWW.SBAM.COM

                      STATEMENT OF ADDITIONAL INFORMATION
                         SALOMON BROTHERS MID CAP FUND
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) SALOMON
                                 (800) 725-6666

Salomon Brothers Mid Cap Fund (the "Mid Cap Fund"), a diversified investment portfolio of the Salomon Funds Trust (the "Trust"), an open-end investment company organized as a Massachusetts business trust on May 27, 1986.

This Statement of Additional Information (the "SAI") is not a prospectus and is only authorized for distribution only when preceded or accompanied by the Fund's current Prospectus, dated _________, 2001 (the "Prospectus"). This SAI supplements and should be read in conjunction with the Prospectus. Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Prospectus and copies of such Reports may be obtained without charge by writing the Fund at the address, or by calling the toll-free telephone numbers, listed above. Since the Fund is newly organized, as of the date of this SAI it has not yet issued any such Reports.

TABLE OF CONTENTS

Additional Information on Fund Investments and Investment Policies..........
Additional Investment Activities and Risk Factors...........................
Investment Restrictions and Limitations.....................................
Management..................................................................
Principal Holders of Securities.............................................
Investment Manager..........................................................
Portfolio Transactions......................................................
Net Asset Value.............................................................
Additional Purchase Information.............................................
Additional Redemption Information...........................................
Additional Information Concerning Taxes.....................................
Performance Information and Data............................................
Shareholder Services........................................................
Account Services............................................................
Shares of Beneficial Interest...............................................
Custodian and Transfer Agent................................................
Independent Accountants.....................................................
Counsel.....................................................................
Financial Statements........................................................
Description of Ratings......................................................A-1

________________, 2001

                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS
                            AND INVESTMENT POLICIES

The Prospectus describes the Fund's investment objective and key investment policies. The discussion below provides additional information about the Fund's investment policies and the types of securities and other instruments in which the Fund may invest. References herein to the investment manager mean Citi
Fund Management Inc. ("CFM").

Under normal market conditions the Fund invests at least 65% of its assets in equity securities of medium-sized companies. A company is considered medium-sized if its market capitalization is within the range of the market capitalizations of companies in the Standard & Poor's MidCap 400 Index, and Index of Medium Capitalization Stocks. Companies whose capitalizations no longer meet this definition after investment are still considered to be medium-sized for purposes of the 65% policy, and the Fund may continue to hold securities of a company whose market capitalization falls below or grows above the range of the market capitalizations of companies in the Standard & Poor's MidCap 400 Index.

The Fund will limit its purchases of non-convertible debt securities to investment grade obligations. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch") or that are not rated but are considered by CFM to be of equivalent quality. See Appendix A to this SAI for a description of such ratings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When CFM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of long-term growth of capital.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Fund may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see "Additional Investment Activities and Risk Factors."

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see "Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets." The Fund may purchase Rule 144A securities. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund is currently authorized to use the various investment strategies referred to under "Additional Investment Activities and Risk Factors -- Derivatives." The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.

               ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

FOREIGN SECURITIES

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund's portfolio.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940, as amended (the "1940 Act"), limits the Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the Fund's investments in certain foreign banks and other financial institutions.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians, for purposes of the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

FIXED-INCOME SECURITIES

If the Fund holds fixed income securities, changes in market yields will affect the Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix A. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ("Ginnie Maes")); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs")). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See Foreign Securities above. The Fund will not purchase bank obligations which the investment manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

Bank obligations that may be purchased by the Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

FLOATING AND VARIABLE RATE INSTRUMENTS

The Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The investment manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as readily marketable for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as not readily marketable and therefore illiquid.

The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund's custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund's custodian.

ASSET-BACKED SECURITIES

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in equity REITs. REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain exemption from the 1940 Act.

WARRANTS

The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

OTHER INVESTMENT COMPANIES

As indicated under "Investment Restrictions and Limitations" below, the Fund may from time to time invest in securities of other investment companies, subject to the limits of the 1940 Act. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company and The Fund may not purchase more than 3% of the outstanding voting stock of such investment company.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. Except as described in the Prospectus under "More on the Fund's Investment - Investment Structure," the Fund does not intend to invest in such vehicles or funds unless the investment manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of CFM, are deemed creditworthy. CFM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated by the Fund as illiquid securities.

SHORT SALES

The Fund may from time to time sell securities short "against the box." If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Fund) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result The Fund will lose the benefit of any such appreciation. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be "demand" loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to the Fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with the Fund.

RULE 144A SECURITIES

The Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the Securities and Exchange Commission (the "SEC") stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the Commission stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Trustees of the Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The investment manager will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are "restricted" may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described herein, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the Fund's applicable limitation on investments in illiquid securities. There is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. CFM is responsible for monitoring the liquidity of Rule 144A securities and the selection of such securities.

BORROWING

The Fund may borrow in certain circumstances. See "Investment Restrictions and Limitations." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code in order to provide "pass-though" tax treatment to shareholders. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

DERIVATIVES

The Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Over time, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, the Fund may purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the investment manager determines that they are consistent with the Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as "Derivatives"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies.

The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that the Fund segregate cash or other liquid assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See "Risk Factors" below. See "Additional Information Concerning Taxes."

Currency Transactions. The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

The Fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

Futures Contracts. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund is not a commodity pool, and the Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The Fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. In addition, the value of the Fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and
(c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the investment manager expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write "covered" put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, the Fund may purchase put and call options and write "covered" put and call options on stocks, stock indices and currencies. The Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is "covered" if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by The Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, The Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) Options on Stocks and Stock Indices. The Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the "S&P 500 Index"), the New York Stock Exchange ("NYSE") Composite Index, the American Stock Exchange ("AMEX") Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the investment manager expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

(b) Options on Currencies. The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in "Forward Currency Exchange Contracts."

(c) Options on Futures Contracts. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually- based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts" below.

There is no limit on the amount of interest rate and equity swap transaction that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund objective.

Risk Factors. Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Use of many Derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC- issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

PORTFOLIO TURNOVER

Purchases and Sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. The Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. The Fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See "Portfolio Transactions."

INVESTMENT RESTRICTIONS AND LIMITATIONS

     Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the Fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for the investment restrictions set forth below which are indicated as fundamental policies, the other policies and percentage limitations referred to in this SAI and in the Prospectus are not fundamental policies of the Fund and may be changed by the Fund's Board of Trustees without shareholder approval.

     If a percentage restriction on investment or utilization of assets in the Fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

The Fund may not:

(1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3) Real Estate, Oil and Gas, Mineral Interests: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

(4) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(5) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

(6) Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

As a non-fundamental policy, the Fund will not invest more than 15% of its net assets in illiquid or restricted securities.

The Fund may, in the future, seek its investment objective(s) by investing one or more investment companies to the extent not prohibited by the 1940 Act. Fund shareholders would be given thirty (30) days prior written notice of the change in structure.

                                   MANAGEMENT

The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The Fund's day-to-day operations are delegated to the investment manager and administrator.

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Fund for the past five years are listed below. The address of each, unless otherwise indicated, is Seven World Trade Center, New York, New York 10048. Certain of the Trustees and officers are also Trustees and officers of one or more other investment companies for which CFM, the Fund's investment manager, acts as investment adviser. "Interested directors" of the Fund (as defined in the 1940 Act) are indicated by an asterisk.

--------------------------------------- -------------------------------- ---------------------------------------------------
NAME, ADDRESS AND AGE                   POSITION(S) HELD                 PRINCIPAL OCCUPATION(S) PAST 5 YEARS
--------------------------------------- -------------------------------- ---------------------------------------------------
--------------------------------------- -------------------------------- ---------------------------------------------------
Elliott J. Berv                         Trustee                          Chief Executive Officer, Rocket City Enterprises
Age:  58                                                                 (Consulting, Publishing, Internet Services)
                                                                         (Since January 2000); President and Chief
                                                                         Executive Officer, Catalyst, Inc. (Management
                                                                         Consultants) (since June 1992); President and
                                                                         Director, Elliott J. Berv & Associates
                                                                         (Management Consultants) (since May 1984)
--------------------------------------- -------------------------------- ---------------------------------------------------
Mark T. Finn                            Trustee                          President and Director, Delta Financial, Inc.
Age:  57                                                                 (since June 1983); Chairman of the Board and Part
                                                                         Owner, FX 500 Ltd. (Commodity Trading Advisory
                                                                         Firm) (April 1990 to February 1996); General
                                                                         Partner and Shareholder, Greenwich Ventures LLC
                                                                         (Investment Partnership) (since January 1996);
                                                                         President, Secretary, and Owner, Phoenix Trading
                                                                         Co. (Commodity Trading Advisory Firm) (since
                                                                         March 1997); Director, Chairman and Owner,
                                                                         Vantage Consulting Group, Inc. (since October
                                                                         1988)
--------------------------------------- -------------------------------- ---------------------------------------------------
Riley C. Gilley                         Trustee                          Vice President and General Counsel, Corporate
Age:  74                                                                 Property Investors (November 1988 to December
                                                                         1991); Partner, Breed, Abbott & Morgan
                                                                         (Attorneys) (retired, December 1987)
--------------------------------------- -------------------------------- ---------------------------------------------------
Diana R. Harrington                     Trustee                          Professor, Babson College (since September 1993);
Age:  61                                                                 Trustee, The Highland Family of Funds (March 1997
                                                                         to March 1998)
--------------------------------------- -------------------------------- ---------------------------------------------------
Susan B. Kerley                         Trustee                          President, Global Research Associates, Inc.
Age:  49                                                                 (Investment Research) (since September 1990);
                                                                         Trustee, Mainstay Institutional Funds (since
                                                                         December 1990)
--------------------------------------- -------------------------------- ---------------------------------------------------

--------------------------------------- -------------------------------- ---------------------------------------------------
Heath B. McLendon*                      Trustee and President            President of the Trust; Chairman, President, and
Age:  67                                                                 Chief Executive Officer of Smith Barney Fund
                                                                         Management LLC (formerly known as SSB Citi Fund
                                                                         Management LLC) (since March 1996); Managing
                                                                         Director of Salomon Smith Barney (since August
                                                                         1993); President of Travelers Investment Adviser,
                                                                         Inc.; Chairman or Co-Chairman of the Board of
                                                                         seventy-one investment companies associated
                                                                         with Salomon Smith Barney
--------------------------------------- -------------------------------- ---------------------------------------------------
C. Oscar Morong, Jr.                    Trustee                          Chairman of the Board of Trustees of the Trust;
Age:  66                                                                 Managing Director, Morong Capital Management
                                                                         (since February 1993); Director, Indonesia Fund
                                                                         (1990 to 1999); Director, MAS Funds (since 1993)
--------------------------------------- -------------------------------- ---------------------------------------------------
Walter E. Robb, III                     Trustee                          President, Benchmark Consulting Group, Inc.
Age:  74                                                                 (since 1991); Principal, Robb Associates
                                                                         (Corporate Financial Advisors) (since 1978);
                                                                         President and Treasurer, Benchmark Advisors,
                                                                         Inc. (Corporate Financial Advisors)(since
                                                                         1989); Trustee of certain registered investment
                                                                         companies in the MFS Family of Funds (since
                                                                         1985)
--------------------------------------- -------------------------------- ---------------------------------------------------
E. Kirby Warren                         Trustee                          Professor of Management, Graduate School of
Age:  66                                                                 Business, Columbia University (1987 to December
                                                                         1999)
--------------------------------------- -------------------------------- ---------------------------------------------------
Lewis E. Daidone*                       Senior Vice President and        Managing Director of Salomon Smith Barney; Chief
125 Broad Street                        Treasurer                        Financial Officer of the Smith Barney mutual
New York, New York 10004                                                 funds; Treasurer and Senior Vice President or
Age:  43                                                                 Executive Vice President of sixty-one investment
                                                                         companies associated with Citigroup; Director and
                                                                         Senior Vice President of Smith Barney Fund
                                                                         Management LLC and TIA
--------------------------------------- -------------------------------- ---------------------------------------------------
Irving David*                           Controller                       Director of Salomon Smith Barney; formerly
125 Broad Street                                                         Assistant Treasurer of First Investment
New York, New York 10004                                                 Management Company; Controller or Assistant
Age:  40                                                                 Treasurer of fifty-three investment companies
                                                                         associated with Citigroup
--------------------------------------- -------------------------------- ---------------------------------------------------


--------------------------------------- -------------------------------- ---------------------------------------------------
Frances Guggino*                        Assistant Controller             Vice President of Citibank, N.A. since February,
Age:  43                                                                 1991
--------------------------------------- -------------------------------- ---------------------------------------------------
Paul Brook*                             Assistant Controller             Director of Salomon Smith Barney; Controller or
125 Broad Street                                                         Assistant Treasurer of forty-three investment
New York, New York 10004                                                 companies associated with Citigroup; from
Age:  47                                                                 1997-1998 Managing Director of AMT Capital
                                                                         Services Inc.; prior to 1997 Partner with Ernst &
                                                                         Young LLP
--------------------------------------- -------------------------------- ---------------------------------------------------
Anthony Pace*                           Assistant Treasurer              Mr. Pace is Vice President - Mutual Fund
Age:  35                                                                 Administration for Salomon Smith Barney Inc.
                                                                         Since 1986, when he joined the company as a Fund
                                                                         Accountant, Mr. Pace has been responsible for
                                                                         accounts payable, financial reporting and
                                                                         performance of mutual funds and other investment
                                                                         products.
--------------------------------------- -------------------------------- ---------------------------------------------------
Marianne Motley*                        Assistant Treasurer              Ms. Motley is Director - Mutual Fund
Age:  42                                                                 Administration for Salomon Smith Barney Inc.
                                                                         Since 1994, when she joined the company as a Vice
                                                                         President, Ms. Motley has been responsible for
                                                                         accounts payable, financial reporting and
                                                                         performance of mutual funds and other investment
                                                                         products.
--------------------------------------- -------------------------------- ---------------------------------------------------
Robert I. Frenkel, Esq. *               Secretary                        Mr. Frenkel is a Managing Director and General
Age:  46                                                                 Counsel - Global Mutual Funds for Citigroup Asset
                                                                         Management. Since 1994, when he joined Citibank,
                                                                         N.A. as a Vice President and Division Counsel, he
                                                                         has been responsible for legal affairs relating
                                                                         to mutual funds and other investment products.
--------------------------------------- -------------------------------- ---------------------------------------------------
Thomas C. Mandia, Esq.*                 Assistant Secretary              Mr. Mandia is a Vice President and Associate
Age:  39                                                                 General Counsel for Citigroup Asset Management.
                                                                         Since 1992, he has been responsible for legal
                                                                         affairs relating to mutual funds and other
                                                                         investment products.
--------------------------------------- -------------------------------- ---------------------------------------------------
Rosemary D. Emmens, Esq. *              Assistant Secretary              Ms. Emmens has been a Vice President and
Age:  31                                                                 Associate General Counsel of Citigroup Asset
                                                                         Management since 1998, where she has been
                                                                         responsible for legal affairs relating to mutual
                                                                         funds and other investment products.  Before
--------------------------------------- -------------------------------- ---------------------------------------------------

--------------------------------------- -------------------------------- ---------------------------------------------------
                                                                         joining Citibank, N.A., Ms. Emmens was Counsel
                                                                         at The Dreyfus Corporation since 1995.
--------------------------------------- -------------------------------- ---------------------------------------------------
Harris Goldblat, Esq. *                 Assistant Secretary              Mr. Goldblat has been an Associate General
Age:  31                                                                 Counsel at Citigroup Asset Management since April
                                                                         2000, where he has been responsible for legal
                                                                         affairs relating to mutual funds and other
                                                                         investment products.  From June 1997 to
                                                                         March 2000, he was an associate at the law firm
                                                                         of Stroock & Stroock & Lavan LLP, New York City,
                                                                         and from September 1996 to May 1997, he was an
                                                                         associate at the law firm of Sills Cummis Radin
                                                                         Tischman Epstein & Gross, Newark, NJ. From August
                                                                         1995 to September 1996. Mr. Goldblat served as a
                                                                         law clerk to the Honorable James M. Havey,
                                                                         P.J.A.D., in New Jersey.
--------------------------------------- -------------------------------- ---------------------------------------------------

The officers of the Trust also hold comparable positions with certain other funds for which CFM, Salomon Smith Barney, Inc. or their respective affiliates serve as the adviser, distributor or administrator.

COMPENSATION TABLE

The following table provides information concerning the compensation paid during the fiscal year ended December 31, 2000 to each Trustee of the Fund. The Fund does not provide any pension or retirement benefits to trustees. In addition, no remuneration was paid during the fiscal year ended December 31, 2000 by the Fund to its officers of the Fund, including to Mr. McLendon, who is affiliated with CFM. Mr. McLendon is an "interested person," as defined in the 1940 Act.


                                                          Total
                                   Aggregate              Compensation
                                   Compensation           from the Trust
                                   From the Fund(1)(2)    and Complex (1)

Elliott J. Berv                           $0                 $68,000
Mark T. Finn                              $0                 $71,000
Riley C. Gilley                           $0                 $69,500
Diana R. Harrington                       $0                 $67,500
Susan B. Kerley                           $0                 $66,000
Heath B. McLendon                         $0                 $0
C. Oscar Morong, Jr.                      $0                 $93,500
Walter E. Robb, III                       $0                 $63,000
E. Kirby Warren                           $0                 $67,500
William Woods, Jr.(2)                     $0                 $36,750

(1) Messrs. Berv, Finn, Gilley, McLendon, Morong, Robb, and Warren and Mses. Harrington and Kerley are Trustees of 26, 25, 32, 229, 30, 29, 30, 27 and 27 funds and portfolios, respectively, in the family of open-end registered investment companies advised or managed by the Manager.

(2)   The Fund commenced operations in 2001.

The members of the Fund's Board of Trustees who are not "interested persons," as defined in the 1940 Act, receive a fee for each meeting of the Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Any Trustees who are "interested persons," as defined in the 1940 Act, do not receive compensation from the Fund but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

At the date of this SAI, the Trustees and officers of the Fund owned less than 1% of each class of the Fund.

                        PRINCIPAL HOLDERS OF SECURITIES

At the date of this SAI there were no shares of the Fund outstanding.

                               INVESTMENT MANAGER

The Fund retains CFM to act as its investment manager. CFM, which was formed to take over the investment management operations of Citibank, N.A., serves as the investment manager to numerous other investment companies. CFM is an affiliate of Salomon Brothers Asset Management, Inc. and an indirect wholly owned subsidiary of Citigroup.

The management contract between CFM and the Fund provides that CFM shall manage the operations of the Fund, subject to policies established by the Board of Trustees. Pursuant to the management contract, CFM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and Trustees regularly. CFM also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund: certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to the Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.

Investment decisions for the Fund are made independently from those of other funds or accounts managed by CFM and its affiliates. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for its services, CFM is entitled to receive a monthly management fee at annual rate of 0.75% of average daily net assets of the Fund.

The management contract for the Fund provides that it will continue for an initial two year period and thereafter for successive annual periods provided that such continuance is specifically approved at least annually: (a) by the vote of a majority of the Trustees not parties to the management contract or "interested persons" of such parties, as defined in the 1940 Act, cast in person at a meeting called for the specific purpose of voting on such management contract and (b) either by the Board of Trustees or a majority of the outstanding voting securities. The management contract may be terminated on 30 days' written notice by either party and will terminate automatically if assigned.

Under the terms of the management contract, neither CFM nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on either the part of CFM or its affiliate or from reckless disregard by it of its obligations and duties under the management contract.

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent "access persons" (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Trustees adopted a code of ethics (the "Fund Code") that incorporates personal trading policies and procedures applicable to access persons of the Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, access persons of the investment manager are required to comply with the adviser's code of ethics (the "Adviser Code"). The Fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for the Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

DISTRIBUTOR

Salomon Smith Barney Inc., 388 Greenwich St., New York, New York, serves as the Fund's distributor pursuant to a distribution contract. Salomon Smith Barney Inc. is a wholly owned subsidiary of CitiGroup.

Rule 12b-1 promulgated under the 1940 Act (the "Rule") provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of Trustees of the Fund has adopted a services and distribution plan with respect to each class of shares (other than Class O) of the Fund pursuant to the Rule (the "Plan"). The Board of Trustees of the Fund has determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

A quarterly report of the amounts expended with respect to the Fund under the Plan, and the purposes for which such expenditures were incurred, is presented to the Board of Trustees for its review. Each Plan provides that it may not be amended with respect to any class of shares of the Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons," as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and any related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to the Fund or any class thereof at any time by vote of a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of the Fund or class, as the case may be.

EXPENSES

The Fund's expenses include taxes, interest, fees and salaries of such Fund Trustees who are not Trustees of the Fund's service contractors, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.

                             PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the investment manager is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of the Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the Fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for the Fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing the Fund. Not all of these research services are used by the investment manager in managing any particular account, including the Fund.

Under the 1940 Act, "affiliated persons" of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. The Fund's Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

                                NET ASSET VALUE

Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the Fund in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE. Such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the investment manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

                        ADDITIONAL PURCHASE INFORMATION

TIMING OF PURCHASE ORDERS

Orders for the purchase of Fund shares received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., New York time) on any day that the Fund calculates its net asset value and either transmitted to Salomon Smith Barney by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to Citi Fiduciary Trust Company ("Citi Fiduciary" or the "Transfer Agent"), through the facilities of the National Securities Clearing Corporation ("NSCC") by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. See "Buying Shares and Exchanging Shares" in the Prospectus. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Salomon Smith Barney or Citi Fiduciary through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. See "How to Open an Account and Purchase Shares" above for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account.

Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

CLASS A SHARES

Volume Discounts. The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the Commission under the Advisers Act) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call (800)
_____________.

Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements; one such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The Distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the Distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A "qualified group" is one which: (i) has been in existence for more than six months; (ii) has a purpose other than acquiring Fund shares at a discount; and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.

Sales Charge Reallowance. Purchases of Class A shares of the Fund may be made at the Fund's net asset value per share plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of the Fund's Class A shares.

Right of Accumulation. Reduced sales charges, in accordance with the schedule in the Prospectus relating to Class A shares, apply to any purchase of Class A shares if the aggregate investment in Class A shares of all Funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class 2 shares, and including the purchase being made, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) __________.

Letter of Intent. For the purposes of determining which sales charge level set forth in the Prospectus is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Funds in the Salomon Brothers Investment Series to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front end sales charge. All Class A shares previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table in the Prospectus.

Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the transfer agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor any fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the transfer agent within twenty days of notification or, if not paid, the transfer agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the applicable fund, the transfer agent or eligible securities dealers.

DISTRIBUTION FEES

Each class of the Fund is authorized, pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 promulgated under the 1940 Act, to pay Salomon Smith Barney and others an annual service fee with respect to Class A, Class B and Class 2 shares of the Fund at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Smith Barney is also paid an annual distribution fee with respect to Class B shares of the Fund at the rate of .75% of the value of the average daily net assets of the respective class is also payable to the distributor and others. Class O shares are not subject to a services and distribution plan. The service fees are used for servicing shareholder accounts, including payments by to selected securities dealers. The distribution fees are paid to compensate for activities primarily intended to result in the sale of Class B and Class 2 shares.

The expenses incurred in connection with these activities include: costs of printing and distributing the Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for paying investment representatives or introducing brokers a commission upon the sale of Fund shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the CDSC. Under the Plans, the distributor may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in the Fund (a "trail fee") with respect to accounts that dealers continue to service.

With respect to Class B shares, the distributor will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of .25% which will begin to accrue immediately after settlement. With respect to Class 2 shares, the distributor will pay broker-dealers at the time of sale a commission of 2.00% of the purchase amount and a quarterly trail fee at an annual rate of 1.00% which will begin to accrue one year after settlement. In addition, with respect to Class A shares, the distributor will pay broker-dealers at the time of sale a commission and a quarterly trail commission at an annual rate of .25% which will begin to accrue immediately after settlement.

Sales personnel of broker/dealers distributing the Fund's shares and any other persons entitled to receive compensation for selling or servicing the Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by the distributor and dealers in connection with the sale of shares will be paid, in the case of Class A and Class 2 shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class 2 shares, from the proceeds of applicable CDSCs and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the CDSCs and ongoing distribution and service fees applicable to Class B shares.

The Plans provide that the distributor may make payments to assist in the distribution of the Fund's shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it. From time to time, the distributor may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to the distributor under the Plans and payments by the distributor to selected securities dealers are payable without regard to actual expenses incurred.

Salomon Smith Barney may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Fund. In addition, Salomon Smith Barney may also, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Fund during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the Fund's shares or the amount that the Fund will receive as proceeds from such sales. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and CDSCs retained by Salomon Smith Barney, any applicable Plan payments or Salomon Smith Barney's other resources. Other than Plan payments, the Fund does not bear distribution expenses.

                       ADDITIONAL REDEMPTION INFORMATION

If the Board of Trustees shall determine that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                    ADDITIONAL INFORMATION CONCERNING TAXES

TAXATION OF THE FUND

The following discussion is a brief summary of certain additional tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

The Fund intends to qualify and elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a RIC requires, among other things, that the Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).

As a RIC, the Fund will not be subject to federal income tax on its "net investment income" (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gain" (the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of its net investment income for such taxable year. However, the Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax (currently at a maximum rate of 28%) on alternative minimum taxable income, which includes interest income on certain "private activity" obligations that is otherwise exempt from tax. The Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in the shareholder's income.

The Fund will be subject to a non-deductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end.

All dividends and distributions to shareholders of the Fund of net investment income will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income which includes the excess of the Fund's net realized short-term capital gains over net realized long-term capital losses, are taxable to shareholders as ordinary income. A portion of such dividends may qualify for the dividends received deduction available to corporations.

Distributions of net capital gain designated by the Fund as "capital gain dividends" will be taxable as long-term capital gain, whether paid in cash or additional shares, regardless of how long the shares have been held by such shareholders, and such distributions will not be eligible for the dividends received deduction. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals with respect to capital assets held for more than one year but less than 18 months is 28% and with respect to capital assets held for more than 18 months is 20%. The maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gain, which currently is taxed at the same rates as ordinary income) will be 39.6%. With respect to corporate taxpayers, long-term capital gain currently is taxed at the same federal income tax rates as ordinary income and short-term capital gain. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions will be taxable even though the net asset value of shares of the Fund is reduced by the distribution.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of a fund investing in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes. In addition, a fund investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of the fund making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

The redemption, sale or exchange of shares of one fund for shares of another is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of the fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of the fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if the Fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund no later than December 31 of the year in which the dividend or distribution is declared.

The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends (other than exempt-interest dividends) and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the Internal Revenue Service ("IRS") notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Information on Portfolio Instruments and Investment Policies -- Derivatives." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a RIC under subchapter M of the Code.

The Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If the Fund qualifies as a RIC, certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.

If the Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, under recently enacted legislation, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.

TAXATION OF U.S. SHAREHOLDERS

The Prospectus describes the Fund's policy with respect to distribution of net investment income and any net capital gain. Shareholders should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those shareholders purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders will be notified annually as to the federal tax status of distributions, and shareholders receiving distributions in the form of shares will receive a report as to the fair market value of the shares received.

Gain or loss on the sale or other disposition of Fund shares will result in capital gain or loss to shareholders. In the case of individuals, long-term capital gain on securities held longer than one year, but not longer than 18 months, are taxed at a maximum rate of 28% and long-term gain on securities held longer than 18 months are taxed at a maximum rate of 20%. Not later than 60 days after the close of its taxable year the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends as well as the portions of its capital gain dividends that will be eligible for the 28% and 20% rates. In the case of corporate taxpayers, long-term capital gain is taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%. If a shareholder redeems or exchanges shares of the Fund before he or she has held them for more than six months, any short-term capital loss on such redemption or exchange will be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares or (ii) disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares.

It is expected that a portion of the dividends of net investment income received by corporate shareholders from the Fund will qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be disallowed or reduced if the securities with respect to which dividends are received by the Fund are (1) considered to be "debt-financed" (generally, acquired with borrowed funds), (2) held by the Fund for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) or (3) subject to certain forms of hedges or short sales. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by the Fund in a written notice within 60 days of the close of the taxable year.

STATE AND LOCAL TAX MATTERS

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                        PERFORMANCE INFORMATION AND DATA

From time to time, the Fund may advertise its standardized and nonstandardized "average annual total return" over various periods of time. Total return is computed separately for each class of shares. Total return figures show the average annual percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the same class. Total return figures for Class A shares and Class 2 Shares include the maximum initial sales charge and for Class B and Class 2 shares include any applicable CDSC during the measuring period. These figures also take into account the service and distribution fees, if any, payable with respect to each class of the Fund's shares.

Total return figures will be given for the most current one-, five- and ten-year periods, or the life of the relevant class of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. "Aggregate total return" figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum sales charge for the Class A shares or Class 2 shares or any applicable CDSC for Class B and Class 2 shares, and may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in sales charges, distribution fees and certain other expenses, the performance for each of the classes will differ.

The Fund's total return includes the performance of its predecessor, [Trust], which contributed its assets to the Fund at the commencement of the Fund's operations.

AVERAGE ANNUAL TOTAL RETURN

The Fund's "average annual total return" figures, as described in the Prospectus, are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

            P(1+T)n = ERV

Where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years

 ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1-5 or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

In calculating the ending redeemable value, for Class A and Class 2 shares, the current maximum front end sales charge (as a percentage of the offering price) is deducted from the initial $1,000 payment, and for Class B and Class 2 shares, the applicable CDSC imposed on redemption is deducted. The schedules of front end sales charges and CDSCs due upon redemption are described under "Choosing a Class of Shares to Buy" in the Prospectus.

AGGREGATE TOTAL RETURN

The "aggregate total return" figures for each class of the Fund, as described herein, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV - P
                                                 -------
                                                        P
Where:P =  a hypothetical initial payment of $10,000.

      ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              SHAREHOLDER SERVICES

Exchange Privilege. Shareholders may exchange all or part of their Fund shares for shares of the same class of other Funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

The exchange privilege enables shareholders of the Fund to acquire shares in the Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. The price of the shares of the fund into which shares are exchanged will be the new cost basis for tax purposes.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

All accounts involved in a telephone or telegram exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

The exchange privilege is not designed for investors trying to catch short-term savings in market prices by making frequent exchanges. The Fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the Fund for further details.

Automatic Withdrawal Plan. An Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares held under the Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of the Fund. Withdrawal payments are made by the transfer agent, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under a Withdrawal Plan. Use of a Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. A Withdrawal Plan can be terminated at any time by the investor, the Fund or the transfer agent upon written notice.

The Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Withdrawal Plan application is required to establish the Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) ________ for more information.

Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to the Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class 2 shares, if an investor redeems Class B or Class 2 shares and pays a CDSC upon redemption, and then uses those proceeds to purchase Class B or Class 2 shares of any Fund within 60 days, the Class B or Class 2 shares purchased will be credited with any CDSC paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed as a deduction for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 60 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

Self Employed Retirement Plans. The Fund offers a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.

Boston Safe Deposit and Trust Company ("Boston Safe") has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from the Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

Individual Retirement Accounts. A prototype individual retirement account ("IRA") is available, which has been approved as to form by the IRS. Contributions to an IRA made available by the Fund may be invested in shares of the Fund and/or certain other mutual funds managed by CFM.

Boston Safe has agreed to serve as custodian of the IRA and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) _____________.
Consultation with a financial adviser regarding an IRA is recommended.

                                ACCOUNT SERVICES

Shareholders of the Fund are kept informed through semi-annual reports showing current investments and other financial data for the Fund. Annual reports include audited financial statements. Shareholders will receive a Statement of Account following each share transaction. Shareholders can write or call the Fund at the address and telephone number on the first page of this SAI with any questions relating to their investment in shares of the Fund.

                               SHARES OF THE FUND

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares.

The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust was called Landmark New York Tax Free Income Fund until its name was changed to Landmark Tax Free Income Funds effective October 21, 1993. Effective March 2, 1998, the Trust's name was changed to CitiFunds Tax Free Income Trust. Effective ________ __, 2001, the Trust's name was changed to Salomon Funds Trust. Pursuant to the Trust's Declaration of Trust, as amended, the Trustees have authorized the issuance of four series of shares, including the Fund and three other series. The assets of each series Fund are segregated and separately managed. The Trust' Board of Trustees may, in the future, authorize the issuance of additional classes of shares representing shares of additional series of the Trust.

Shares of each class of the Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in the Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

All shares of the Fund have equal voting rights. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class only shares of that particular series or class are entitled to vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

Each shareholder is entitled to cast, at all meetings of shareholders on items on which that shareholder is entitled to vote, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of the Fund will, when issued, be fully paid and nonassessable. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares (or the affected series) would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

Shares of each class of the Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the Board of Trustees. In determining the net asset value of a class of the Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the Fund at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of the Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of the Fund, of any general assets not attributable to a series that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the Trust's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class are conclusive.

The shares of the Fund have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Trustees.

At any meeting of shareholders of the Trust or of any series of the Trust, ________ may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions received for all other shares of which that Service Agent is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Funds' Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                          CUSTODIAN AND TRANSFER AGENT

The Trust has entered into a Transfer Agency and Service Agreement with Citi Fiduciary pursuant to which Citi Fiduciary acts as transfer agent for the Fund. As the Fund's transfer agent, Citi Fiduciary: registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement.

For these services, Citi Fiduciary receives a monthly fee for out-of-pocket expenses. The principal business address of Citi Fiduciary is 125
Broad Street, New York, New York 10004.

PFPC Global Fund Services, Inc. ("PFPC" or "sub-transfer agent"), P.O. Box 9764, Providence, RI 02940-9764, serves as the Funds' sub-transfer agent. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds, and distributes dividends and distributions payable by the Funds. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for out-of-pocket expenses.

The Trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street" or the "Custodian"). The Custodian, among other things: maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; and makes disbursements on behalf of each Fund. The Custodian neither determines the Funds' investment policies, nor decides which securities each Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                            INDEPENDENT ACCOUNTANTS

_______________ provides audit services, tax return preparation and assistance and consultation in connection with review of Commission filings.
________________'s address is .

                                    COUNSEL

Bingham Dana LLP serves as counsel to the Fund, and is located at 150 Federal Street, Boston, MA 02110.

                              FINANCIAL STATEMENTS

The Fund is new. It has no financial statements as of the date of this SAI.

                                  APPENDIX A:
                             DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

AAA -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA -- Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated "Ca" represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa to Caa. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P'S CORPORATE BOND RATINGS
AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

A -- Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated "CI" are income bonds on which no interest is being paid.

D -- Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS
PRIME-1 -- Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of short-term debt obligations. "Prime-1" repayment ability will often be evidenced by: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

S&P'S COMMERCIAl PAPER RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The categories are as follows:

A-1 -- A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 -- A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B -- A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C -- A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D -- A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

F-1+ -- Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 -- Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 -- Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's investment manager will consider such event in its determination of whether the

Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Statement of Additional Information and in the Prospectus.

                                    PART C


Item 23. Exhibits.

        *         a(1)  Declaration of Trust of the Registrant
        *         a(2)  Amendments to the Declaration of Trust of the Registrant
                  a(3)  Forms of Amendments to the Declaration of Trust of the
                        Registrant
        *         b(1)  Amended and Restated By-laws of the Registrant
        *         b(2)  Amendments to Amended and Restated By-laws of the
                        Registrant
                  d     Form of Management Agreement between the Registrant and
                        Citi Fund Management Inc., as manager
        ***       e     Distribution Agreement between the Registrant and
                        Salomon Smith Barney, Inc., as distributor
        *         g(1)  Custodian Contract between the Registrant and State
                        Street Bank and Trust Company ("State Street"), as
                        custodian
                  g(2)  Form of Letter Agreement adding Salomon Brothers Mid
                        Cap Fund to the Custodian Contract between the
                        Registrant and State Street
        ***       h(1)  Transfer Agency Agreement between the Registrant and
                        Citi Fiduciary Trust Company ("Citi Fiduciary"), as
                        transfer agent
                  h(2)  Form of Letter Agreement adding Salomon Brothers Mid
                        Cap Fund to the Transfer Agency Agreement between the
                        Registrant and Citi Fiduciary
                  i     Opinion and Consent of Counsel
                  m     Forms of Service Plans of the Registrant
                  o     Form of Multiple Class Plan of the Registrant
        **        p(1)  Code of Ethics for the Registrant
        ***       p(2)  Code of Ethics for Citi Fund Management Inc.
        ***       p(3)  Code of Ethics for Salomon Smith Barney, Inc.
        ****      q     Powers of Attorney for the Registrant

-----------------------

        * Incorporated herein by reference to Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File N. 33-5819) as filed with the Securities and Exchange Commission on February 20, 1998.
       ** Incorporated herein by reference to Amendment No. 26 to the Registrant's Registration Statement on Form N-1A (File N. 33-5819) as filed with the Securities and Exchange Commission on April 28, 2000.
      *** Incorporated herein by reference to Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File N. 33-5819) as filed with the Securities and Exchange Commission on September 28, 2000.
     **** Incorporated herein by reference to Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File N. 33-5819) as filed with the Securities and Exchange Commission on February 15, 2001.

Item 24.  Persons Controlled by or under Common Control with Registrant.

         Not applicable.


Item 25.  Indemnification.

         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A; (b) Section 6 of the Distribution Agreement between the Registrant and Salomon Smith Barney filed as an Exhibit to Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26.  Business and Other Connections of Investment Adviser.

         Manager-Citi Fund Management Inc. (formerly known as Citigroup Mutual Fund Management Inc.) ("Citi Fund Management"). Citi Fund Management was incorporated in January, 2001 under the laws of the State of Delaware. Citi Fund Management is a wholly owned subsidiary of Smith Barney Fund Management LLC, which in turn is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Citigroup Inc.

         Citi Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this Item 26 of officers and directors of Citi Fund Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Citi Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-60004).

Item 27.  Principal Underwriters.

         (a) Salomon Smith Barney, Inc., the Registrant's distributor, is also the distributor for the following CitiFunds funds: Citi(R) Nasdaq-100 Index Fund, Citi(R) Small Cap Index Fund, Citi(R) U.S. 1000 Fund, Citi(R) Technology Index Fund, Citi(R) U.S. Bond Index Fund, Citi(R) Global Titans Index Fund, Citi(R) Financial Services Index Fund, Citi(R) Health Sciences Index Fund, Citi(R) Short-Term U.S. Government Income Fund, Citi(R) Cash Reserves, Citi(R) U.S. Treasury Reserves, Citi(R) Tax Free Reserves, Citi(R) New York Tax Free Reserves, Citi(R) California Tax Free Reserves, Citi(R) Connecticut Tax Free Reserves, Citi(R) Premium Liquid Reserves; Citi(R) Premium U.S. Treasury Reserves, Citi(R) Institutional Liquid Reserves, Citi(R) Institutional U.S. Treasury Reserves, Citi(R) Institutional Tax Free Reserves, Citi(R) Institutional Cash Reserves, CitiFunds(R) Small Cap Growth VIP Portfolio, CitiSelect(R) VIP Folio 200 Conservative, CitiSelect(R) VIP Folio 300 Balanced,

CitiSelect(R) VIP Folio 400 Growth and CitiSelect(R) VIP Folio 500 Growth Plus. Salomon Smith Barney Inc. is also the placement agent for Government Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Cash Reserves Portfolio, Tax Free Reserves Portfolio and U.S. Treasury Reserves Portfolio.

         Salomon Smith Barney, Inc. is also the distributor for the following Smith Barney funds: Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney International Large Cap Fund, Consulting Group Capital Markets Funds, Smith Barney Investment Series, Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Concert Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Trust, Smith Barney Variable Account Funds, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

         (b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney, Inc. is incorporated by reference to Schedule A of FORM BD filed by Salomon Smith Barney, Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

         (c) Not applicable.

Item 28.  Location of Accounts and Records.

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

Name                                          Address

State Street Bank and Trust Company           1776 Heritage Drive
(custodian)                                   North Quincy, MA 02171

Citi Fund Management Inc.                     100 First Stamford Place
(investment manager)                          Stamford, CT 06902

Salomon Smith Barney, Inc.                    388 Greenwich Street
(distributor)                                 New York, New York 10013

Item 29.  Management Services.

         Not applicable.

Item 30.  Undertakings.

         Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on this 5th day of April, 2001.


                                           CITIFUNDS TAX FREE INCOME TRUST

                                           By: Thomas C. Mandia
                                               --------------------------
                                               Thomas C. Mandia
                                               Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on April 5, 2001.

Signature                            Title

   Heath B. McLendon*                President, Principal Executive Officer and
-------------------------------      Trustee
   Heath B. McLendon

   Lewis E. Daidone*                 Principal Financial Officer and Principal
-------------------------------      Accounting Officer
   Lewis E. Daidone

   Elliott J. Berv*                  Trustee
-------------------------------
   Elliott J. Berv

   Mark T. Finn*                     Trustee
-------------------------------
   Mark T. Finn

   Riley C. Gilley*                  Trustee
-------------------------------
   Riley C. Gilley

   Diana R. Harrington*              Trustee
-------------------------------
   Diana R. Harrington

   Susan B. Kerley*                  Trustee
-------------------------------
   Susan B. Kerley

   C. Oscar Morong, Jr.*             Trustee
-------------------------------
   C. Oscar Morong, Jr.

   Walter E. Robb, III*              Trustee
-------------------------------
   Walter E. Robb, III

   E. Kirby Warren*                  Trustee
-------------------------------
   E. Kirby Warren

*By:    Thomas C. Mandia
     -------------------------------
      Thomas C. Mandia
      Executed by Thomas C. Mandia on
      behalf of those indicated pursuant
      to Powers of Attorney.

                                 EXHIBIT INDEX

     Exhibit
     No.:         Description:

     a(3)         Forms of Amendments to the Declaration of Trust of the
                  Registrant
     d            Form of Management Agreement between the Registrant and Citi
                  Fund Management Inc., as manager
     g(2)         Form of Letter Agreement adding Salomon Brothers Mid Cap Fund to the Custodian Contract between the Registrant and State
                  Street Bank and Trust Company
     h(2)         Form of Letter Agreement adding Salomon Brothers Mid Cap Fund to the Transfer Agency Agreement between the Registrant and
                  Citi Fiduciary Trust Company
     i            Opinion and Consent of Counsel
     m            Forms of Service Plans of the Registrant
     o            Form of Multiple Class Plan of the Registrant